                                                                    EXHIBIT 99.1



                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Quarterly Report of Federal Screw Works (the "Company") on Form 10-Q for the period ending September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Quarterly Report"), I, Thomas ZurSchmiede, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Quarterly Report fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

         (2) The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

February 14, 2003

                                        /s/ Thomas ZurScmiede
                                        ---------------------------------------
                                        Thomas ZurSchmiede, President and Chief
                                        Executive Officer of Federal Screw Works